EXHIBIT 10.43


               TERMINATION OF STOCK APPRECIATION RIGHTS AGREEMENT

                  THIS AGREEMENT is made as of November 7, 2000,

BETWEEN:

               E*Comnetrix Inc., a company duly incorporated under the Canada Business Corporations Act and having an office at 100 Shoreline Hwy, Suite 386B, Mill Valley, California

               (the "Company")

AND:

               Mark M. Smith, of 220 S. Rock Blvd. Ste. 9, Reno, Nevada

               (the "Recipient")

WHEREAS:

     A. By agreement (the "SAR Agreement") made as of March 10, 2000, the Company granted to the Recipient 250,000 stock appreciation rights (the "SARs"); and

     B. The Company and the Recipient wish to terminate the SAR Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the recitals, the following agreements, the payment of One Dollar ($1.00) made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

          1. The SAR Agreement will be terminated and of no further force or effect and will no longer be binding upon the Company, its successors and assigns or upon the Recipient and his legal personal representatives effective as of November 7, 2000.

     IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.


E*COMNETRIX INC.                                     )
                                                     )
                                                     )
                                                     )        C/S
__/s/ [Illegible]__________                          )
AUTHORIZED SIGNATORY

SIGNED, SEALED AND DELIVERED                         )
By MARK M. SMITH in the                              )
presence of:                                         )
                                                     )
                                                     ) ____/s/ [Ilegible]_______
  /s/ [Illegible]                                    ) MARK M. SMITH
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